NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS MAY RESULTS

MAYFIELD VILLAGE, OHIO -- June 18, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended May 31, 2025:

	May
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change
Net premiums written	$6,634	$5,975	11%
Net premiums earned	$6,715	$5,857	15%
Net income	$1,065	$235	353%
Per share available to common shareholders	$1.81	$0.40	352%
Total pretax net realized gains (losses) on securities	$211	$118	79%
Combined ratio	86.9	100.4	(13.5)	pts.
Average diluted equivalent common shares	587.7	587.4	0%

	May 31,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,341	8,869	17
Direct – auto	15,089	12,383	22
Special lines	6,787	6,248	9
Property	3,601	3,305	9
Total Personal Lines	35,818	30,805	16
Commercial Lines	1,184	1,114	6
Companywide	37,002	31,919	16

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended May 31, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$6,634

Revenues:
Net premiums earned	$6,715
Investment income	295
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(3)
Net holding period gains (losses) on securities	214
Total net realized gains (losses) on securities	211
Fees and other revenues	98
Service revenues	44
Total revenues	7,363

Expenses:
Losses and loss adjustment expenses	4,577
Policy acquisition costs	499
Other underwriting expenses	860
Investment expenses	4
Service expenses	47
Interest expense	23
Total expenses	6,010

Income before income taxes	1,353
Provision for income taxes	288
Net income	1,065

Other comprehensive income (loss):
Changes in:
Total net unrealized losses on fixed-maturity securities	(391)
Net unrealized losses on forecasted transactions	1
Other comprehensive income (loss)	(390)
Total comprehensive income (loss)	$675

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended May 31,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$35,677	$31,115

Revenues:
Net premiums earned	$32,765	$27,581
Investment income	1,390	1,067
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	18	(301)
Net holding period gains (losses) on securities	(22)	308
Total net realized gains (losses) on securities	(4)	7
Fees and other revenues	488	408
Service revenues	199	153
Total revenues	34,838	29,216

Expenses:
Losses and loss adjustment expenses	21,720	19,699
Policy acquisition costs	2,451	2,101
Other underwriting expenses	4,486	3,351
Investment expenses	14	10
Service expenses	209	166
Interest expense	116	116
Total expenses	28,996	25,443

Income before income taxes	5,842	3,773
Provision for income taxes	1,224	786
Net income	4,618	2,987

Other comprehensive income (loss):
Changes in:
Total net unrealized losses on fixed-maturity securities	873	(411)
Net unrealized losses on forecasted transactions	1	0
Other comprehensive income (loss)	874	(411)
Total comprehensive income (loss)	$5,492	$2,576

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended May 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	May	Year-to-Date
	2025	2025	2024

Net income	$1,065	$4,618	$2,987
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$1,065	$4,618	$2,970
Per common share:
Basic	$1.82	$7.88	$5.07
Diluted	$1.81	$7.86	$5.06

Comprehensive income (loss)	$675	$5,492	$2,576
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$675	$5,492	$2,559
Per common share:
Diluted	$1.15	$9.34	$4.36

Average common shares outstanding - Basic	586.1	586.1	585.4
Net effect of dilutive stock-based compensation	1.6	1.6	2.0
Total average equivalent common shares - Diluted	587.7	587.7	587.4

The following table sets forth the investment results for the period:
	May	Year-to-Date
	2025	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.2)%	3.2%	0.4%
Common stocks	6.4%	0.4%	10.2%
Total portfolio	0.0%	3.1%	0.8%

Pretax annualized investment income book yield	4.2%	4.1%	3.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended May 31, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,480	$3,083	$278	$5,841	$793	$6,634
% Growth in NPW	9%	18%	3%	13%	(2)%	11%
Net Premiums Earned	$2,409	$3,122	$263	$5,794	$921	$6,715
% Growth in NPE	14%	21%	6%	17%	2%	15%

GAAP Ratios
Loss/LAE ratio	66.8	69.0	63.7	67.9	69.3	68.0
Expense ratio	17.8	19.1	26.7	18.9	18.8	18.9
Combined ratio	84.6	88.1	90.4	86.8	88.1	86.9
Net catastrophe loss ratio[1]	3.5		29.3	4.6	0.7	4.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$4
Current accident year						12
Calendar year actuarial adjustment	$(6)	$(4)	$30	$20	$(6)	$16

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$4
All other development						87
Total development						$91

Calendar year loss/LAE ratio						68.0
Accident year loss/LAE ratio						69.4

1 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended May 31, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$12,499	$16,358	$1,292	$30,149	$5,528	$35,677
% Growth in NPW	14%	22%	0%	18%	0%	15%
Net Premiums Earned	$11,825	$15,116	$1,298	$28,239	$4,526	$32,765
% Growth in NPE	18%	25%	8%	21%	4%	19%

GAAP Ratios
Loss/LAE ratio	64.4	67.3	58.7	65.7	68.5	66.1
Expense ratio	18.1	20.6	28.7	19.9	19.5	19.9
Combined ratio	82.5	87.9	87.4	85.6	88.0	86.0
Net catastrophe loss ratio[1]	2.4		22.0	3.3	0.4	2.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$98
Current accident year						51
Calendar year actuarial adjustment	$25	$29	$95	$149	$(1)	$149

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$98
All other development						389
Total development						$487

Calendar year loss/LAE ratio						66.1
Accident year loss/LAE ratio						67.6

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

May 31, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $81,076)	$80,394
Short-term investments (amortized cost: $2,007)	2,007
Total available-for-sale securities	82,401
Equity securities:
Nonredeemable preferred stocks (cost: $608)	586
Common equities (cost: $775)	3,570
Total equity securities	4,156
Total investments[2]	86,557
Net premiums receivable	16,554
Reinsurance recoverables (including $3,929 on unpaid loss and LAE reserves)	4,218
Deferred acquisition costs	2,111
Other assets	4,376
Total assets	$113,816

Unearned premiums	$26,703
Loss and loss adjustment expense reserves	40,572
Other liabilities[2]	8,713
Debt	6,895
Total liabilities	82,883
Shareholders’ equity	30,933
Total liabilities and shareholders’ equity	$113,816

Common shares outstanding	586.2
Common shares repurchased - actual	21,795
Average cost per common share	$281.35
Book value per common share	$52.77
Trailing 12-month return on average common shareholders’ equity
Net income	37.6%
Comprehensive income	43.1%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(685)
Increase (decrease) from April 2025	$(495)
Increase (decrease) from December 2024	$1,105
Debt-to-total capital ratio	18.2%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of May 31, 2025, we held certain hybrid securities and recognized a change in fair value of $3 million as a realized gain during the period we held these securities.
2 At May 31, 2025, we had $162 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
The companywide net premiums written growth rate for May is lower by about 2-3% due to May 31 being reported in June 2025, compared to May 2024, as a result of a nuance with our monthly closing process. We expect that our total June premium growth rate will be higher by a similar amount and that our second quarter 2025 growth rate will be unaffected.
Events
We plan to release June results on Wednesday, July 16, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.